UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2008

(Date of earliest event reported)

Access Integrated Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01.	Financial Statements and Exhibits
Signatures
Exhibit Index

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On May 9, 2008, the Board of Directors of Access Integrated Technologies, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Second Amended and Restated 2000 Equity Incentive Plan of the Company (the “Plan”).

The Amendment allows for the grant of Restricted Stock Units in addition to stock options, Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, performance awards and other equity-based awards. The maximum number of shares that may be issued under the Plan was not amended. The Amendment did not require shareholder approval.

On May 9, 2008, grants of Restricted Stock Units (“RSUs”) were made pursuant to the Plan to the following officers: (i) 100,000 RSUs to Charles Goldwater, Senior Vice President, Media Services Group and President and Chief Operating Officer of Christie/AIX, Inc., the Company’s indirectly wholly-owned subsidiary, (ii) 90,000 RSUs to Gary S. Loffredo, Senior Vice President – Business Affairs, General Counsel and Secretary of the Company, (iii) 75,000 RSUs to Brian D. Pflug, Senior Vice President – Accounting and Finance of the Company, and (iv) 75,000 RSUs to Jeff Butkovsky, Senior Vice President – Chief Technology Officer of the Company. The RSUs (i) are payable in cash or in shares of the Corporation’s Class A Common Stock (the “Common Stock”), or a combination thereof, at the discretion of the Corporation, and (ii) will vest on the third anniversary of the date of grant unless accelerated as follows: (a) on the first anniversary of the grant, (a) 1/3 of the RSUs will vest if the Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a “10-day period) during the year ending on such date or (b) 2/3 of the RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date and (b) on the second anniversary of the grant, 1/3 of the unvested RSUs will vest if the Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date or (ii) 2/3 of the unvested RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date or (iii) all of the unvested RSUs will vest if the Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

Also on May 9, 2008, as part of annual compensation for service on the Board of Directors, grants of 20,690 RSUs were made pursuant to the Plan to each of the Company’s non-employee directors, including Wayne L. Clevenger, Gerald C. Crotty, Robert Davidoff, Matthew W. Finlay and Robert E. Mulholland. Such RSUs (i) are payable in cash or in shares of Common Stock, or a combination thereof, at the discretion of the Corporation, and (ii) will vest as to one-third on each of the first three anniversaries of the date of grant.

The Amendment is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	10.1	Amendment dated May 9, 2008 to Second Amended and Restated 2000 Equity Incentive Plan of the Company
	10.2	Form of Restricted Stock Unit Agreement (for employees)
	10.3	Form of Restricted Stock Unit Agreement (for directors)

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of May 14, 2008

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment dated May 9, 2008 to Second Amended and Restated 2000 Equity Incentive Plan of the Company
10.2	Form of Notice of Restricted Stock Unit Agreement (employees)
10.3	Form of Restricted Stock Unit Agreement (for directors)

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